THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2008

with respect to

Thrivent Partner Health Care Portfolio

The “Portfolio Management” section of the prospectus is amended. The second paragraph under Thrivent Partner Health Care Portfolio is deleted and replaced with the following:

Stephan Patten, CFA of S.A.M. serves as portfolio manager of the Portfolio. He joined S.A.M. in 2001 as an Assistant Portfolio Manager and became a Portfolio Manager in 2004. In 1996, Mr. Patten completed a B.Sc. in biochemistry at McGill University and, in 2001, received his Masters of Business Administration from the same university.

The date of this Supplement is December 19, 2008

Please include this Supplement with your Prospectus

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